UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2010 (February 25, 2010)

R&G Financial Corporation

(Exact name of registrant as specified in its charter)

Puerto Rico	001-31381	66-0532217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Jesús T. Piñero Ave.

Hato Rey, San Juan, Puerto Rico 00918

(Address of principal executive offices and zip code)

(787) 758-2424

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 25, 2010, R&G Financial Corporation (the “Company”) issued its audited consolidated financial statements for the year ended December 31, 2008. A copy of the Company’s audited consolidated financial statements for the year ended December 31, 2008 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01	Other Events.

Attached as Exhibit 99.3 to this Report and incorporated herein by reference is a discussion of certain risks associated with the Company’s operations.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being furnished with this Report:

Exhibit 99.1	Consolidated Statements of Financial Condition for the year ended December 31, 2008 of R&G Financial Corporation.

Exhibit 99.2	Report of Crowe Horwath LLP dated February 25, 2010 (included in Exhibit 99.1).

Exhibit 99.3	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R&G FINANCIAL CORPORATION

Date: February 26, 2010	By:	/s/ Rolando Rodríguez
Rolando Rodríguez
President and Chief Executive Officer

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